Wilshire Variable Insurance Trust	SUMMARY PROSPECTUS MAY 1, 2012
Small Cap Growth Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012 are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilfunds.com/vit, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Small Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.15%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.67%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 266% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. Small cap companies are those consistent with the market capitalization of the Russell 2000® Index. The Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential. A security would be considered by the subadvisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Fund’s benchmark, the Russell 2000® Growth Index. The Russell 2000® Growth Index is composed of those securities in the Russell 2000® Index with a greater-than-average growth orientation. As of December 31, 2011, the Russell 2000® Growth Index and the Russell 2000® Index had an average capitalization of $1.38 billion and $1.25 billion, respectively. Securities in the Russell 2000® Growth Index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000® Value Index. The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Fund’s portfolio.

WIL-SM-010-0300

Principal Risks

You may lose money by investing in the Fund. In addition, investing in the Fund involves the following principal risks:

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Equity Risk. A principal risk of investing in the Fund is equity risk. This is the risk that the prices of stocks held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Market Risk. For equity securities, stock market movements will affect the Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. The equity and debt capital markets in the U.S. and elsewhere have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value of and liquidation of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk. The investment performance of the Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Multi-Managed Fund Risk. The Fund is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 29.55% (quarter ended 06/30/03) and the lowest return for a quarter was -27.01% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2011)
	1 year	5 years	10 years
Small Cap Growth Fund	-0.64%	-0.33%	1.43%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman, President, and Principal of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Stevens has served as Portfolio Manager since 2011.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, CFA, Director of Global Equities and Principal of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Allen has served as Portfolio Manager since 2011.

Ranger

W. Conrad Doenges, Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since 2011.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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